SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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PRO-DEX, INC.
(Name of Registrant as Specified In Its Charter)

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151 E Columbine Avenue

Santa Ana, California 92707

______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 4, 2007

To the shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders of Pro-Dex, Inc. (the “Company”) will be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Tuesday, December 4, 2007, at 8:00 A.M. Pacific Time, for the following purposes:

  To approve the amendment of the Company’s Articles of Incorporation to declassify the Board by removing the Class I, Class II and Class III director designations.

  Subject to the approval of Proposal No. 1, to elect three persons to serve as directors of the Company for a term of one year each. Alternatively, if Proposal No. 1 is not approved and the Board is not declassified, then to elect two persons to serve as Class I directors of the Company and one person to serve as a Class II director of the Company.  The nominees for election to the Board are named in the attached Proxy Statement, which is part of this Notice.

  To ratify the appointment of Moss Adams, LLP as independent public accountants of the Company for the fiscal year ending June 30, 2008.

  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 15, 2007, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important.  In an effort to facilitate the voting process we are pleased to take advantage of new Securities and Exchange Commission rules that allow proxy materials to be furnished to shareholders on the Internet.  You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you on or about October 24, 2007, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone.  Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 24, 2007, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX INC.

/s/ Jeffrey J. Ritchey

Corporate Secretary

151 E Columbine Avenue

Santa Ana, California 92707

______________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 4, 2007

______________________

PROXY STATEMENT

________________________

SOLICITATION OF PROXIES

The Board of Directors of Pro-Dex, Inc. (the “Company”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Company’s Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Tuesday, December 4, 2007, at 8:00 A.M. Pacific Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was previously mailed to you on or about October 24, 2007.  If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone.   All shares represented by each properly submitted and unrevoked proxy received in advance of the Annual Meeting will be voted in the manner specified therein, and if no direction is indicated, “for” each of the proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 P.M. Eastern Time on December 3, 2007 will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex, Inc. stock as of the record date.  Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy.  Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the Notice of Meeting. So far as is known to the Company’s Board of Directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This proxy statement, the accompanying proxy card and the Company’s Annual Report are being made available on the internet at www.investoreconnect.com through the notice and access process to the Company’s shareholders on or about October 24, 2007.  The cost of soliciting proxies will be borne by the Company. The solicitation will be made through the internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock.  Further solicitation of proxies may be made by mail upon request, and telephone or oral communications with some shareholders. The Company’s regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 9,718,366 shares of the Company’s Common Stock outstanding at the close of business on October 15, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  Under Colorado law, the Company’s Articles of Incorporation and the Company’s Bylaws, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes.  At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting.  Shares of the Company’s Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

Assuming a quorum is present, for Proposal 2 (the election of directors) the three nominees for director (or in the event Proposal No. 1 is not approved, the two nominees for director for the Class I positions and the one person for the Class II position) receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect.  In matters other than election of directors, assuming that a quorum is present, for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.  In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.  Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company’s Board of Directors

The Company’s Board of Directors recommends that the Company’s shareholders vote “for” each of the proposals described in this proxy statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of the record date, October 15, 2007, by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s current and nominated directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)
First Wilshire Securities Management Inc. 1224 East Green Street Pasadena, CA 91106	1,609,695	16.6%

Ronald G. Coss 3 Overlook Drive Newport Coast, CA 92657	1,316,879(4)	13.4%

George J. Isaac	164,900(4)	1.7%
Mark P. Murphy	163,200(4)	1.7%
Michael A. Mesenbrink	80,000(4)	*
Valerio L. Giannini	80,000(4)	*

Patrick Johnson	534,176(4)	5.3%
Jeffrey J. Ritchey	117,000(4)	1.2%

All Named Executive Officers and directors as a group (6 persons)	1,139,276(4)	10.9%

__________________________

* Less than 1%.

  Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 151 E. Columbine Avenue, Santa Ana, California 92707.

  Unless otherwise indicated, to the Company’s knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

  Applicable percentage ownership is based on 9,718,366 shares of Common Stock outstanding as of October 15, 2007.  Any securities not outstanding but subject to warrants or options exercisable as of October 15, 2007 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants or options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

  Includes shares of Common Stock issuable upon the exercise of warrants and options which were exercisable as of October 15, 2007 or exercisable within 60 days after October 15, 2007, as follows: Mr. Coss, 100,000 shares, Mr. Isaac, 60,000 shares; Mr. Murphy, 30,000 shares; Mr. Mesenbrink, 80,000 shares; Mr. Giannini, 60,000 shares; Mr. Johnson, 412,500 shares; Mr. Ritchey, 115,000 shares, and all current directors and Named Executive Officers as a group, 757,500 shares.

Proposal No. 1

Approval of the Amendment of the Company’s Articles of Incorporation to Remove Class I, Class II and Class III Board member designations.

General

Article 9 of the Company’s Articles of Incorporation establish three (3) classes of directors (Class I, Class II and Class III) with terms of three years each.  Generally, absent earlier resignation of a Class member, the terms of the classes are staggered and one Class stands for re-election at each annual meeting of shareholders.  On September 20, 2007, the Board of Directors approved an amendment of the Company’s Articles of Incorporation to remove the class designations for each of the director’s terms, subject, in the case of the amendment to the Articles of Incorporation, to shareholder approval at the Annual Meeting.  If approved by the Company’s shareholders, the amendment shall be filed with the Colorado Secretary of State shortly following the Annual Meeting and will be in effect upon filing. The amendment to Article 9 will not shorten the current term of any director as of the date of the Annual Meeting (December 4, 2007).

Article VI, Section 6.5 of the Company’s Bylaws permits the Board to amend the Bylaws by majority vote.  Similar to the Articles of Incorporation, the Bylaws contain provisions concerning the classification of the Board of Directors.  To cause the Bylaws to be consistent with the Articles of Incorporation, the Board anticipates amending the Company’s Bylaws to remove its classified Board designation shortly following approval of this Proposal by the Company’s shareholders.  If this Proposal is not approved, the Board will not amend the Bylaws as described above.

The Company’s management believes that current best practices of corporate governance maintain that the entire board should be subject to reelection at each annual shareholders’ meeting.  If this proposal is approved, the class designation of the Board of Directors in Article 9 will be eliminated and, following amendment of the Bylaws by the Board (as discussed above) and upon the expiration of the current terms of the existing Board members, the entire Board will be subject to reelection at subsequent annual shareholders’ meetings.   Mr. Murphy and Mr. Giannini are the two incumbent directors with current terms that extend beyond the Annual Meeting (Mr. Giannini’s term expires at the 2008 Annual Shareholders’ Meeting and Mr. Murphy’s term expires at the 2009 Annual Shareholders’ Meeting).  Accordingly, if Proposal No. 1 is approved by the Company’s shareholders, all director positions will be elected annually commencing with the 2009 Annual Shareholders’ Meeting.

This proposal would amend Article 9 to read in its entirety as follows:

            Article 9 :  The number of directors of the Corporation shall be fixed in accordance with the Bylaws of the Corporation.  The Board of Directors shall not be split in to separate classes nor staggered.  The adoption of this Article shall not serve to shorten the current term of any member of the Board of Directors as of December 4, 2007.

            If this Proposal No. 1 is not approved by Company’s the shareholders, then the election of Messrs. Isaac and Mesenbrink as the two Class I director nominees and Mr. Healy as a Class II director nominee as set forth in Proposal No. 2 shall proceed under the Company’s Articles of Incorporation as currently in effect.   In such case, the Class I director nominees shall be elected for a term of three years and the Class II director nominee shall serve the remaining one year term of such class.

Required Vote and Board Recommendation

            Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION.

Proposal No. 2

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

As discussed in Proposal No. 1, the Company’s Articles of Incorporation currently provide for the classification of the Company’s Board of Directors.  The Board of Directors, which currently is composed of four (4) members, is divided into three (3) classes.  Generally, absent earlier resignation of a Class member, one Class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is comprised of two Class I directors (George J. Isaac and Michael A. Mesenbrink), one Class II director (Valerio L. Giannini), and one Class III director (Mark P. Murphy).

The term of the Class I directors expires in 2007 .  The term of the Class II director expires in 2008.  The term of the Class III director expires in 2009.

On September 20, 2007, the Board of Directors approved increasing the size of the Board to five (5) directors effective as of the Annual Meeting by adding an additional Class II director position.  The Class II position has one year remaining on its term and stands for election again at the 2008 Annual Shareholders’ Meeting.  Mr. William L. Healey has been nominated to fill the new Class II director position.

This Proposal No. 2 concerns the election of directors under two alternative scenarios:

  if Proposal No. 1 is approved by the Company’s shareholders which amends the Company’s Articles of Incorporation to remove the class designations of the Company’s directors; or

  if Proposal No. 1 is not approved by the Company’s shareholders and the Company retains its Class I, Class II and Class III director designations.

Effect of Vote for Directors Subject to Proposal No. 1

If Proposal No. 1 Approved.    Under Proposal No. 1, the adoption of the amendment to Article 9 shall not serve to shorten the current term of any member of the Board of Directors.  Following the Annual Meeting and election of the director nominees set forth in this proxy statement, Mr. Murphy and Mr. Giannini will be the only two incumbent directors each having a current term that extends beyond the Annual Meeting (Mr. Giannini’s term expires at the 2008 Annual Shareholders’ Meeting and Mr. Murphy’s term expires at the 2009 Annual Shareholders’ Meeting).  Accordingly, if Proposal No. 1 is approved by the Company’s shareholders, the classified structure of the Board shall be eliminated, director nominees Messrs. Isaac, Mesenbrink and Healey will be elected to a one year term, and Mr. Murphy and Mr. Giannini shall continue to serve the remainder of their respective current terms.

If Proposal No. 1 Not Approved. If Proposal No. 1 is not approved by the Company’s shareholders, the election of Messrs. Isaac and Mesenbrink as the two Class I director nominees and Mr. Healy as a Class II director nominee as set forth in this Proposal No. 2 shall proceed under the Company’s Articles of Incorporation as currently in effect.   In such case, the Class I director nominees shall be elected for a term of three years and the Class II director nominee shall serve the remaining one year term allocated to Class II directors.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company’s Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the accompanying proxy intend to vote at the Annual Meeting for the election of the nominees presented below. In the election of directors, assuming a quorum is present, the three nominees for director (or in the event Proposal No. 1 is not approved, the two Class I nominees and the one Class II nominee) receiving the highest number of votes cast at the meeting will be elected as directors of the Company.

DIRECTORS

Set forth below is certain information with respect to the Company’s continuing directors and director nominees.

Name	Age	Position with Company	Class	Class Expiration Year
Mark P. Murphy	48	Director	Class III	2009
		Chief Executive Officer and President
George J. Isaac	62	Director¹ and Nominee	Class I	2007
Michael A. Mesenbrink	60	Director¹ and Nominee	Class I	2007
William L. Healey	62	Nominee	Class II	2008
Valerio L. Giannini	69	Director¹	Class II	2008

__________________________

(1) Member of the Audit and Compensation Committees

Messrs. Giannini, Mesenbrink and Isaac are “independent” directors as such term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules.

The Board of Directors is of the opinion that the election to the Company’s Board of Directors of the director nominees identified herein, each of whom has consented to serve if elected, would be in the Company’s best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE NOMINEES NAMED BELOW.

George J. Isaac (62), current Class I director and nominee, is a Certified Public Accountant and has had his own certified public accounting firm since 2003.  Mr. Isaac has served as a consultant to the Company and its predecessor from 1978 until 1984, was the Company’s Chief Financial Officer from August 1995 to July 2002, and Secretary from July 2002 to October 2003.  Mr. Isaac was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts from 1978 to 1995.  Mr. Isaac is a director of Professional Sales Associates, Inc., a dental product sales organization, and Commerce Bank & Trust and is a trustee of Becker College.  Mr. Isaac received a B.S. degree in Business Administration from Clark University in Worcester, Massachusetts. Mr. Isaac has been a director of the Company since 1995.

Michael A. Mesenbrink (60), current Class I director and nominee, has been an associate with Plethora Businesses, since 2007, conducting mergers and acquisitions, corporate finance, and business brokerage activities.  Prior to that, from 2004 to 2006, he was CEO of The Center for Advanced Laparoscopic Surgery, a national bariatric surgery practice and company, and has been in the medical device and health care industry for 34 years. From 2001 to 2002, he has served as CEO of a multi national sports medicine company, Innovation Sports, Inc. Prior to that, he served as Executive Vice President of a public medical device company, Medstone International. In 1983 he was co founder of Medical Imaging Centers of America (MICA), a $225MM market cap public company.  Mr. Mesenbrink was formerly with Johnson & Johnson; Becton-Dickinson and has founded several companies and held many senior management roles in cardiovascular, surgery, and radiology product based companies.  Mr. Mesenbrink received a BA degree in zoology from San Jose State University in 1970 and did postgraduate studies at the Menai Bridge Ocean Science Laboratories, University of Wales, U.K.  Mr. Mesenbrink has been a director of the Company since 2002.

William L. Healey (62), Class II nominee, has been a a private investor and business consultant since 2006. From 2002 to 2005, he served as President and Chief Executive Officer of Cal Quality Electronics, an electronics manufacturing company. Mr. Healey served as a private investor and consultant from 1999 to 2002. He served as Chairman of the Board of Smartflex Systems, an electronics manufacturing company, from 1996 to 1999 and as its President and Chief Executive Officer from 1989 to 1999. Prior to 1989, Mr. Healey served in a number of senior executive positions with Silicon Systems, including Senior Vice President of Operations. Mr. Healey also serves as a director of Microsemi Corporation and Sypris Solutions Inc.

CONTINUING DIRECTORS

Valerio L. Giannini (69), Class II Director, has been a principal of Newcap Partners, a Los Angeles based private investment banking firm since 1995.  He previously served as CEO of a subsidiary of the Geneva Companies, which was then a subsidiary of Chemical Bank.  Mr. Giannini joined Geneva from Cumberland Investment Group, a New York based private investment banking partnership. Prior to Cumberland, he held appointments as Director of White House Operations and as a Deputy Assistant Secretary of Commerce. Mr. Giannini was also previously with the Corporate Planning Division of IIT Research Institute (Chicago) and the Corporate Finance department of Kidder, Peabody & Co., New York.  Mr. Giannini holds a B.S.E. from Princeton University. Mr. Giannini has been a director of the Company since 2002.

Mark P. Murphy (48), Class III Director, was appointed the Company’s Chief Executive Officer and President in August 2006. From September 1995 to August 2006, Mr. Murphy served in senior executive roles including Executive Vice President, Chief Financial Officer, Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that designs and sells precision cutting instruments, where he managed the firm’s 400 employees worldwide.  Prior to Kyocera Tycom, Mr. Murphy was Chief Operating Officer and a director of Dynamotion Corporation and was with Arthur Young & Co’s audit and consulting practice.  Mr. Murphy earned a B.A. in Business Administration and an M.B.A. in Finance from California State University at Fullerton.  Mr. Murphy has been a director of the Company since 2002.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning other non-director key management personnel of the Company.

Jeffrey J. Ritchey (44), is the Company’s Treasurer, Chief Financial Officer and Secretary. Mr. Ritchey joined the Company’s Micro Motors subsidiary as Controller in August 2001 and became the Company’s Chief Financial Officer in July 2002 and Secretary in October 2003.  Mr. Ritchey served as the interim Chief Executive Officer of the Company from April 2006 to August 2006.  Mr. Ritchey’s previous experience includes serving as the Controller and Finance Director of Kyocera Tycom Corporation from 1997 to 2001 and corporate and operational positions at Hughes Electronics and DIRECTV (subsidiaries of General Motors) from 1990 to 1997.  Mr. Ritchey received B. S. degrees in Economics and Finance and a M.S. degree in Finance from the University of Arizona and has been a Chartered Financial Analyst (“CFA”) charterholder since 1992.

Patrick L. Johnson (46), is the Company’s Executive Vice President and Chief Business Development Officer.  He joined the Company’s Micro Motors subsidiary as Vice President and General Manager in March 2000 and served as the President and CEO of the Company from September 2002 to April 2006 and as a director of the Company from December 2005 to October 2006.  Prior to joining the Company, Mr. Johnson served as General Manager of Analytic Endodontics, Inc. (a division of Sybron Dental) from 1997 to 2000 and General Manager of Tycom Dental, Inc. from 1996 to 1997, both dental related product manufacturers.  Prior to that, Mr. Johnson served as Vice-President and General Manager of Dabico, Inc., a manufacturing company that specialized in the design and manufacture of in-ground service equipment for commercial and military aircraft.  Mr. Johnson received B.A. degrees in Legal Studies and Philosophy from the University of California at Santa Cruz and a M.B.A. degree from Pepperdine University.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2007, the Board of Directors held seven meetings and there were two actions by unanimous written consent.  Included in the seven meetings were meetings of the Independent Members Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  George Isaac replaced Mark P. Murphy on the Committee in August 2006.  The Independent Members Committee is comprised entirely of non-employee, “independent” directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules).  No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served.

The Board of Directors has an Audit Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  Mark P. Murphy was replaced on the Audit Committee by George Isaac in August 2006.  The Audit Committee is comprised entirely of non-employee, “independent” directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules ) and operates under a written charter adopted by the Board of Directors.  The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board of Directors as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year.  A copy of the Audit Committee’s current charter may be found at the Company’s website at www.pro-dex.com .  The charter may be found as follows:  From our main web page, first click on ”Investor Relations,” and then click on “Governance,” and then click on “Audit Committee Charter.”  The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three members and has confirmed that Mr. Isaac meets applicable SEC regulations for designation as an “Audit Committee Financial Expert” and being “independent” based upon his experience noted herein.  The Audit Committee held four meetings and there was one action by unanimous written consent during the fiscal year ended June 30, 2007.

The Board of Directors has a Compensation Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  George Isaac replaced Mark P. Murphy on the Compensation Committee in August 2006.  The Compensation Committee is comprised entirely of non-employee, “independent” directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules) and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company’s website at www.pro-dex.com.  The charter may be found as follows:  From our main web page, first click on ”Investor Relations,” then click on “Governance,” and then click on “Compensation Committee Charter.”  The Compensation Committee establishes compensation policies applicable to the Company’s executive officers.  The Compensation Committee held one meeting during the fiscal year ended June 30, 2007.

The entire Board of Directors performs the functions of a nominating committee.  In such capacity, the Board identifies and reviews the qualifications of candidate nominees to the Board of Directors.  The procedures followed by the Board in the nomination process are set forth in “Procedures as Governing the Nominating Process” which serves as the Board’s charter concerning nominating matters.  The Procedures may be found on the Company’s website at www.pro-dex.com as follows:    From our main web page, first click on ”Investor Relations,” then click on “Governance,” and then click on “Procedures as Governing the Nominating Process.”

The Board will consider candidate nominees for election as a director who are recommended by shareholders.  Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's mailing of its proxy statement for the most recent annual meeting of shareholders.

The Board of Directors believes that it is desirable that directors possess an understanding of the Company's business environment and have the requisite knowledge, skills, expertise and diversity of experience such that the Board's ability to manage and direct the affairs and business of the Company is enhanced.   Additional considerations may include an individual’s capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.  The Board of Directors may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates.  The Board may also, from time to time, engage firms that specialize in identifying director candidates.  Once a person has been identified by the Board as a potential candidate, the Board may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board determines that the candidate warrants further consideration, a member of the Board may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate.  The Board may consider all such information in light of information regarding any other candidates that the Board might be evaluating for nomination to the Board of Directors.  Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments.  With the nominee’s consent, the Board may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process.  The Board's evaluation process does not vary based on the source of the recommendation.

As of June 30, 2007, three of the four members of the Board were “independent” directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules ).  No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.  A copy of the Board Procedures Concerning Nominations may be found at the Company’s website at www.pro-dex.com .  The Procedures may be found as follows:  From our main web page, first click on ”Investor Relations,” and then click on “Governance,” and then click on “Procedures Governing the Nominating Function”.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company’s Board of Directors.

FAMILY RELATIONSHIPS

There are no family relationships among the Company’s executive officers and directors.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

The following table sets forth certain compensation information for the fiscal year ended June 30, 2007, by our principal executive officer and the other two most highly paid executive officers of the Company serving as such at the end of the fiscal year ended 2007 whose aggregate total annual salary and bonus for such year exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table – 2007

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark P. Murphy (5)(8)(9) Director, President and CEO	2007	$226,673	$--	$156,400	$--	$--	$7,469	$390,542
Jeffrey J. Ritchey (6) Treasurer, CFO and Secretary	2007	$147,194	$5,300	$--	$8,606	$2,931	$9,641	$173,672
Patrick Johnson (7) Executive Vice President and Chief Business Development Officer, Former Director	2007	$186,923	$--	$--	$--	$2,250	$11,639	$200,812

__________________________

(1)           This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended June 30, 2007 for the fair value of stock awards granted to each of our Named Executive Officers calculated in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to the restricted stock awards, refer to Note 6 of our financial statements in our Annual Report on Form 10-KSB for the year ended June 30, 2007, as filed with the SEC.  These amounts reflect only our accounting expense for these stock awards and do not correspond to the actual value that will be recognized by our Named Executive Officers.

(2)           This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended June 30, 2007 for the fair value of stock options granted to each of our Named Executive Officers calculated in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to these option grants, refer to Notes 2 and 6 of our financial statements in our Annual Report on Form 10-KSB for the year ended June 30, 2007, as filed with the SEC.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our Named Executive Officers.  See the Outstanding Equity Awards at June 30, 2007 table below for more information on options held by the Named Executive Officers.  Stock options awarded have a term of ten years; vest in equal annual installments over a period of up to five years, and an exercise price equal to the Company’s closing price for its Common Stock on the Nasdaq Capital Market on the date of grant.

(3)           Non-equity incentive plan compensation payments were made in cash in the second quarter for first quarter performance due to the achievement of the Company’s quarterly internal operating targets. Operating targets were not met in the remaining three quarters and, accordingly, no payments were made corresponding to such quarters.

(4)           All Other Compensation consists of:

Name	Health insurance and related payments	Matching contributions to the Company’s 401(k) plan
Mark P. Murphy	$7,065	$404
Jeffrey J. Ritchey	$7,699	$1,942
Patrick Johnson	$9,318	$2,321

(5)           Mr. Murphy was elected a Director of the Company in August, 2002 and commenced employment with the Company as President and Chief Executive Officer in August 2006.

(6)           Mr. Ritchey commenced employment with the Company in August 2001 and was named Treasurer and Chief Financial Officer in July 2002 and Secretary in October 2003.  Mr. Ritchey was appointed interim President and Chief Executive Officer in April 2006 after the resignation of Mr. Johnson and held those officer positions until the appointment of the Company’s current President and Chief Executive Officer, Mark P. Murphy, in August 2006.

(7)           Mr. Johnson commenced employment with the Company in April 2000 and was named President and Chief Executive Officer in September 2002. Mr. Johnson resigned as President and Chief Executive Officer in April 2006, at which time he was appointed Executive Vice President and Chief Business Development Officer. Mr. Johnson resigned as a Director in October 2006.

(8)           Under the terms of his employment agreement, on February 21, 2007, Mr. Murphy received a grant of 340,000 restricted shares of the Company's Common Stock in replacement of his stock appreciation rights previously awarded upon execution of such agreement.  The restricted shares vest at the rate of 85,000 shares per year commencing on the grant date which vesting is subject to acceleration upon certain liquidity events as described under “Employment Agreement with Mark Murphy.”

(9)           Included in the Salary and Total for Mr. Murphy is $3,750 of director fees earned prior to his becoming an employee of the Company.

Employment Agreements and Executive Compensation

Employment Agreement with Mark Murphy.

Mr. Murphy has an employment agreement (“Murphy Employment Agreement”) with the Company dated August 14, 2006, concerning his employment as the Company's President and Chief Executive Officer. Under the terms of the Murphy Employment Agreement, Mr. Murphy is to receive an annual salary of $280,000, subject to annual CPI adjustment, plus health and life insurance benefits available to all Company employees.

In addition to the foregoing salary and benefits, Mr. Murphy is eligible for additional compensation if he remains employed by the Company on a full time basis ("Continuing Employment Status") including the following:

An annual bonus equal to (i) 0.75% of his annual salary, times (ii) each one percent (or any portion thereof) increases in pre-tax earnings (including extraordinary gains and losses) per share for fiscal years ending after July 1, 2006 over the prior fiscal year. The annual bonus shall be payable within ten days after Mr. Murphy has signed and the Company has filed with the Securities and Exchange Commission (“SEC”) the required Chief Executive Officer certifications, without qualification, for Form 10-KSB (or Form 10-K, as the case may be) for the most recent fiscal year. Such Continuing Employment Status shall not be required for additional compensation under the "annual bonus" benefits in the event that during the period (i) following the conclusion of the Company's fiscal year and (ii) prior to the Company's filing of Form 10-KSB (or Form 10-K, as the case may be), his employment is terminated by the Company without "Cause" or he resigns for "Good Reason," each as defined below. If his employment has been terminated by the Company without Cause prior to the time that he has signed such certifications, or by Mr. Murphy for Good Reason prior to the time that he has signed such certifications, the annual bonus shall be payable within thirty (30) days following the termination of his employment.  The actual annual bonus for fiscal year ending June 30, 2007 shall not exceed $25,000; and shall not exceed $50,000 for fiscal year ending June 30, 2008.  The bonus is not limited for fiscal years ending after June 30, 2008.  There was no annual bonus for the fiscal year ending June 20, 2007 earned or paid.

The agreement also provides for a second bonus equal to the appreciation of an aggregate of 450,000 shares of the Company's Common Stock over the closing price of such number of shares on the day preceding the starting date of his employment with the Company. Entitlement to this second bonus was to vest at the rate of 33.333% per year commencing with the first anniversary of such starting date (subject to acceleration in certain events as described below), and all or any part of each incremental vested portion was to be exercisable within five years from the date such increment first vested and payable in cash in installments.

The second bonus may be replaced at the Company's sole option on or before February 28, 2007 with a grant of 340,000 restricted shares of the Company's Common Stock of the Company in accordance with an equity incentive compensation plan vesting at the rate of 85,000 shares per year commencing January 2, 2007 or the grant date, whichever is later. If the restricted stock grant is pursuant to the Company's general equity incentive plan for its key employees as approved by the Company's Board of Directors and shareholders, then the Company is obligated to register such shares with the SEC.  The Company replaced the stock appreciation rights with the restricted stock grant in February, 2007 and registered the shares with the SEC.

In the event of a transaction in which the Company's shareholders receive cash or marketable securities for their shares of stock of the Company (a "Liquidity Event"), the vesting of the unvested restricted shares or portion of the second bonus will accelerate immediately prior to the Liquidity Event based on the amount received by the Company's shareholders for their shares: 100% of the unvested  restricted shares if the consideration received by Pro-Dex shareholders is $5 per share or greater; 80% if between $4 and $5; and 60% if between $3 and $4.

In the event Mr. Murphy is terminated involuntarily by the Company without "Cause" or resigns with "Good Reason" as defined below, the Company shall pay him his (i) annual salary up through the date of termination plus (ii) accrued vacation plus (iii) severance equal to $280,000 and (iv) any annual bonus or second bonus earned but not yet paid as of the termination date.  With the exception of the earned amount of his annual bonus (to be paid within thirty (30) days of his termination), the severance payment referred to above shall be made in equal incremental payments over a period of twelve (12) months from the termination date.

The Murphy Employment Agreement defines "Cause" as termination due to: (i) Mr. Murphy's failure or inability to perform his duties with the Company or a related entity; (ii) his failure to substantially follow and comply with the specific and lawful directives of the Board or any officer of the Company or a related entity to whom he reports directly; (iii) the Board's determination on advice of counsel of his commission of an act of fraud or dishonesty; his engagement in illegal conduct, gross misconduct or an act of moral turpitude; or his material violation of any material written policy, guideline, code, handbook or similar document governing the conduct of directors, officers or employees of the Company or its related entities; or (iv) a material breach by Mr. Murphy of the terms of the Murphy Employment Agreement. The Murphy Employment Agreement defines "Good Reason" as: (i) a reduction in Mr. Murphy's salary or failure of the Company to pay any amount owing to him under the Murphy Employment Agreement when due; or a material reduction in benefits provided to him under the Murphy Employment Agreement; (ii) the Company's requiring him to be based full time in any office or location outside of a sixty (60) mile radius from his current residence in Yorba Linda, California; (iii) his being requested by the Board to execute any documents or take any action in violation of any laws or regulations applicable to the Company, commit an act of fraud or dishonesty violation of any material written policy, guideline, code, handbook or similar document governing the conduct of directors, officers or employees of the Company or its related entities; (iv) a Liquidity Event, in which he is not offered an executive position with substantially comparable compensation, benefits and incentives with any successor to the Company based in any office or location inside a sixty (60) miles radius from his current residence in Yorba Linda; California; or (v) a material breach by the Company of the Murphy Employment Agreement.  Both the Company and Mr. Murphy have a 30 day cure period following a notice of "Cause" or "Good Reason" as the case may be.

Employment Agreement with Patrick Johnson

Mr. Johnson has an employment agreement (“Johnson Employment Agreement”) with the Company dated April 12, 2006, as amended October 18, 2006, concerning his employment as the Company’s Executive Vice President and Chief Business Development Officer.  Under the terms of the Johnson Employment Agreement, Mr. Johnson is to receive an annual salary of $180,000 and is entitled to severance equal to four months of his annual salary if he is terminated involuntarily.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2007.

Outstanding Equity Awards at June 30, 2007

	Option Awards				Stock Awards
	Number of Securities	Number of Securities			Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	Underlying Unexercised Options (#) Exercisable	Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark P. Murphy	15,000	--	$2.67	9/29/2014	--	--
	15,000	--	$3.24	9/28/2015	--	--
	--	--	--	--	226,667	$312,800

Jeffrey J. Ritchey	20,000	--	$1.12	7/31/11	--	--
	20,000	--	$0.81	12/31/11	--	--
	60,000	--	$0.42	9/26/12	--	--
	15,000	5,000	$2.90	5/17/15	--	--
	--	6,000	$1.45	11/30/16	--	--

Patrick Johnson	125,000	--	$2.18	3/7/10	--	--
	75,000	--	$1.08	6/29/11	--	--
	112,500	--	$0.81	12/31/11	--	--
	100,000	--	$1.42	9/5/12	--	--

(1)           All of Mr. Murphy’s and Mr. Johnson’s options have vested.   Mr. Ritchey’s options vest through December 2010 as follows:  5,000 at $2.90 in December 2007, 1,500 at $1.45 in each of December 2007, December 2008, December 2009 and December 2010.

(2)           Mr. Murphy’s restricted stock grant of 340,000 shares was awarded in February 2007 and 85,000 shares immediately vested upon grant, leaving 255,000 shares unvested at February 2007.  In the four months from February 2007 through June 2007, an additional 28,333 shares vested at a rate of 7,083.33 shares per month, leaving 226,667 shares unvested as of June 30, 2007.

Compensation of Directors

Directors of the Company who are not also employees receive a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at board meetings and committee meetings. The Company’s shareholders have approved the 2004 Director Stock Option Plan pursuant to which non-employee directors may be granted options to purchase shares of the Company’s Common Stock. In accordance with the 2004 Director Stock Option Plan’s provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares on each anniversary date of such service, exercisable at the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of such grant. The maximum term of each option is ten years. The options fully vest after 6 months and expire 90 days from the termination of the director’s service on the Company’s Board of Directors.

            The directors’ fees paid in the fiscal year ended June 30, 2007 are as follows:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
George J. Isaac(2)	18,500	15,389	33,889
Mark P. Murphy(3)	3,750	-	3,750
Michael Mesenbrink(4)	18,500	13,355	31,855
Valerio Giannini(5)	18,500	10,795	29,295

___________________

(1)       This column represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended June 30, 2007 for the fair value of stock options granted to each of our directors calculated in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to these option grants, refer to Notes 1 and 6 of our financial statements.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our directors.  During the fiscal year ended June 30, 2007, the Company’s non-employee Directors, Messrs. Isaac, Mesenbrink, and Giannini, were each granted options to purchase 15,000 shares of Common Stock, exercisable at share prices of $1.74, $1.52 and $1.29 per share, respectively.

(2)       At June 30, 2007, Mr. Isaac held options to purchase an aggregate of 60,000 shares of Common Stock at a weighted average exercise price of $2.08 per share, of which 60,000 options were vested.

(3)       At June 30, 2007, Mr. Murphy held options to purchase an aggregate of 30,000 shares of Common Stock at a weighted average exercise price of $2.96 per share, of which 30,000 options were vested.

(4)       At June 30, 2007, Mr. Mesenbrink held options to purchase an aggregate of 80,000 shares of Common Stock at a weighted average exercise price of $1.78 per share, of which 80,000 options were vested.

(5)       At June 30, 2007, Mr. Giannini held options to purchase an aggregate of 60,000 shares of Common Stock at a weighted average exercise price of $2.18 per share, of which 60,000 options were vested.

EQUITY COMPENSATION PLAN INFORMATION

            The following table sets forth information about the Company’s Common Stock that may be issued upon the exercise of options under all of the Company’s equity compensation plans as of June 30, 2007.

			Number of Securities
	Number of Securities		Available for Issuance
	to be Issued Upon	Weighted Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding services
Plan Category	Warrants and Rights	Warrants, and Rights	reflected in column (a))
	(a)	(b)	(c)
Plans Approved by
Stockholders:
1994 Employee Option Plan	585,000	$1.27	-
2004 Employee Option Plan	478,500	$1.64	352,045
1994 Director Option Plan	65,000	$1.40	-
2004 Director Option Plan	165,000	$2.40	195,000
Plans Not Approved by
Stockholders
Warrants (1)	100,000	$1.25	-
Total	1,138,500	$1.65	547,045

(1)           At June 30, 2007, warrants to acquire 100,000 shares of Common Stock were outstanding. These warrants are fully vested, have a weighted-average exercise price of $1.25 and a weighted-average remaining life of 2.0 years.

Options and Warrants Generally

For options and warrants other than those discussed above, the Board of Directors, as the administrator of the Company’s 1994 and 2004 Employee Stock Option Plans and the 1994 and 2004 Director Stock Option Plans, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

Compensation Philosophy

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.  The Compensation Committee has the authority to set all executive officer compensation.  This authority historically has not been delegated to others, except the Board of Directors has also made such determinations.  The Compensation Committee receives input from the Chief Executive Officer concerning his recommendations for executive compensation.  The final deliberations and vote are made outside the presence of the Chief Executive Officer.  To date, the Company has not engaged compensation consultants or persons performing similar functions.

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company. The Company’s compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

  The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry.  To ensure that pay is competitive, the Company compares its pay practices with those of other leading companies of similar size and sets its pay parameters based on this review.

  The Company pays for sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

  The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

  The Company believes that employees should understand the performance evaluation and pay administration process.

Compensation Vehicles

The Company has historically used a compensation program that consists of cash and equity based compensation. The vehicles are:

Salary. The Company sets base salary for its employees by reviewing the base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

Bonus.  The Company utilizes incentive compensation plans for all employees to reward achievement of key objectives and goals.

Employee Stock Option Program. The purpose of this program is to provide additional incentives to selected employees to work to maximize shareholder value.  The Compensation Committee of the Board of Directors makes all stock option grants.  Stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

Stock Appreciation Rights. The purpose of this program is to provide additional incentives to the Chief Executive Officer to work to maximize shareholder value.  The Compensation Committee of the Board of Directors makes all grants of Stock Appreciation Rights.  Stock Appreciation Rights generally are granted with a base price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a three-year period.

Restricted Stock.  The Company utilizes restricted stock grants to provide an incentive vehicle to key management personnel.  The Compensation Committee of the Board of Directors makes all grants of restricted stock under the terms of one of the Company’s existing equity plans previously approved by the Company’s shareholders.  Restricted stock grants generally vest over a period of years as determined by the Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company.  The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those statements.  In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2007 Annual Report on Form 10-KSB with management and the independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, for filing with the Securities and Exchange Commission.

The Audit Committee has retained Moss Adams, LLP to serve as the Company’s independent auditors for the fiscal year ending June 30, 2008.

AUDIT COMMITTEE

Valerio L. Giannini            Michael A. Mesenbrink             George Isaac

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our board of directors, can be obtained from our Internet site at http://www.pro-dex.com/code_of_ethics.php.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-B, by describing on our Internet site, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (“SEC”) and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 2007, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons.

COMMUNICATIONS WITH DIRECTORS

         The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 151 E. Columbine Avenue, Santa Ana, California 92707.  To communicate with any of our directors electronically, a shareholder should send an email to the Company’s Secretary: jeff.ritchey@pro-dex.com.

        All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors.  Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company's policy that its directors are invited and encouraged to attend all of the Company’s annual meetings of shareholders.  All of the directors were in attendance at the 2006 Annual Meeting.

Proposal No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company has appointed the firm of Moss Adams, LLP as the Company’s independent certified public accountants for the fiscal year ending June 30, 2008, and requests the shareholders to ratify this appointment.  In the event that the shareholders do not ratify the selection of Moss Adams, LLP as the Company’s independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

           The Audit Committee's policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee considers whether the performance of any service by the Company’s independent auditors is compatible with maintaining such auditor’s independence.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended June 30, 2007 and June 30, 2006 by the Company’s auditors, all of which were preapproved by the Audit Committee:

	Fiscal 2007	Fiscal 2006
Audit Fees¹	$131,000	$126,406
Audit-Related Fees²	$2,725	$86,131
Tax Fees³	$30,570	$31,951
All Other Fees	$-	$-
Total	$164,295	$244,488

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP, in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to the filing of the S-8 registration statement for the 2004 Restated Stock Option Plan; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes–Oxley Act of 2002.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4) All Other Fees consist of fees for products and services other than the services reported above.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2008, the Board of Directors has directed that this appointment be submitted to the Company’s shareholders for ratification at the Annual Meeting.  Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2008.

ANNUAL REPORT

The Company’s Annual Report containing audited financial statements for the fiscal year ended June 30, 2007 accompanies this proxy statement.  Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company’s proxy statement and proxy card and to be presented at the Company’s next annual meeting must be received by the Company by July 2, 2008, in order to be considered for inclusion in the Company’s proxy materials. Such proposals should be addressed to the Company’s Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Proposals by shareholders at the Company’s 2008 Annual Shareholders’ Meeting that are not intended for inclusion in the Company’s proxy materials must also be received by the Company’s Secretary no later than July 2, 2008.  Every shareholder notice must also comply with certain other requirements set forth in the Company’s Bylaws, a copy of which may be obtained by written request delivered to the Company’s Secretary.

OTHER MATTERS

           The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

THE COMPANY’S SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 24, 2007.  IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Jeffrey J. Ritchey
Corporate Secretary

Santa Ana, California
October 19, 2007

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A PAPER COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2007, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:  INVESTOR RELATIONS, PRO-DEX, INC., 151 E. COLUMBINE AVE, SANTA ANA, CALIFORNIA 92707 OR CALLING (714) 241-4411.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 4, 2007

The undersigned hereby appoints Valerio Giannini and Mark P. Murphy, and each of them, individually, as attorneys and proxies, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 15, 2007, at the Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California 92707 on December 4, 2007, at 8:00 a.m., local time, and at any and all adjournments or postponements thereof.

Proposal No. 2.    To elect three persons to serve as directors of the Company and, if Proposal No. 1 is not approved, then to elect such persons as directors to the classes as indicated beneath their names as follows (check one box):

FOR [___] approval of the election of the nominees listed below (except as marked to the contrary below).	WITHHOLD AUTHORITY [____] to vote for the nominees listed below.

George J. Isaac	Michael A. Mesenbrink	William F. Healey
(Class I)	(Class I)	(Class II)

Proposal No. 1. To approve the amendment of the Company’s Articles of Incorporation (circle one).

FOR	AGAINST	ABSTAIN

Proposal No. 3. To ratify the appointment of Moss Adams, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008 (circle one).

FOR	AGAINST	ABSTAIN

Proposal No. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” all Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:_______________, 2007

Name:

Common Shares:

Signature

Signature (if jointly held)

Please sign exactly as name appears in the records of Pro-Dex, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.